================================================================================
                                                                    Page 1 of 4
                                                     Index to Exhibits - Page 4
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                         Date of Report: August 11, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


 North Carolina                                        56-0367025
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.           27408
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











================================================================================

                                     PART II


Item 5.  Other Events and Required FD Disclosure


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished to the Securities and Exchange Commission on Form 8-K.

(c)      Exhibits

         99.1 Press release issued by Cone Mills Corporation on August 11, 2003.


Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure". On August 11, 2003, Cone Mills Corporation issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of the Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

                                                              SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CONE MILLS CORPORATION
                                         (Registrant)




Date:    August 11, 2003                 /s/Neil W. Koonce
                                         Neil W. Koonce
                                         Vice President, General Counsel and
                                         Secretary

Exhibit
  No.     Description

 99.1     Press release issued by Cone Mills Corporation on August 11, 2003.